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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                      ----------------------------------

                                   FORM 8-K
                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) March 28, 2001

                             WHIRLPOOL CORPORATION
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            (Exact name of registrant as specified in its charter)


          Delaware                       1-3932                 38-1490038
----------------------------        ----------------        -------------------
(State or other jurisdiction        (Commission File         (I.R.S. Employer
       of incorporation)                 Number)            Identification No.)



            2000 M63 North, Benton Harbor, Michigan         49022-2692
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           (Address of principal executive officers)        (Zip Code)


                                (616)-923-5000
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              Registrant's telephone number, including area code
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Item 5. Other Events
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          On March 28, 2001, the registrant issued a press release announcing that the Company expected to report first quarter 2001 earnings of between $.96 and $1.00.


Item 7. Financial Statements and Exhibits
        ---------------------------------

          Copy of press release dated March 28, 2001.

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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       WHIRLPOOL CORPORATION
                                       Registrant



Date: March 28, 2001                 By: /s/
                                        ----------------------------
                                        Name: Robert T. Kenagy
                                        Title: Corporate Secretary